Exhibit 10.2

AMENDMENT NO. 1

This Amendment No. 1 dated as of September 18, 2012 (this “Amendment”) is among Oil States International, Inc., a Delaware corporation (the “U.S. Borrower”), PTI Group Inc., a corporation amalgamated under the laws of the Province of Alberta (the “Canadian Parent”), PTI Premium Camp Services Ltd., a corporation amalgamated under the laws of the Province of Alberta (“PTI Premium” and, together with the Canadian Parent, the “Canadian Borrowers” and, together with the U.S. Borrower, the “Borrowers”), each of the Guarantors, the Lenders party hereto and Wells Fargo Bank, N.A. (“Wells Fargo”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

INTRODUCTION

WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of December 10, 2010 (as amended, supplemented or otherwise modified from time to time the “Credit Agreement”).

WHEREAS, the parties have agreed, to amend the Credit Agreement as described below.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment that are not defined herein and are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

Section 2. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by restating the following defined term in its entirety:

“MAC Group” shall mean The MAC Services Group Pty Limited, a company organized under the laws of the Commonwealth of Australia.

(b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in their appropriate alphabetical order:

“Australian dollars” and “A$” shall mean lawful currency of the Commonwealth of Australia.

“MAC Group Credit Agreement” shall mean the Syndicated Facility Agreement dated as of September 18, 2012 among MAC Group, as borrower, the lenders party thereto, and J.P. Morgan Australia Limited, as Australian agent and security trustee, and JPMorgan Chase Bank, N.A., as US agent.

(c) Section 6.01(g) of the Credit Agreement is hereby restated in its entirety as follows:

(g) Indebtedness under the MAC Group Credit Agreement and any extensions, renewals or replacements of such Indebtedness, an unsecured guarantee of such Indebtedness by the U.S. Borrower, and guarantees of such Indebtedness by the Subsidiaries of MAC Group; provided that the aggregate principal amount of such Indebtedness permitted by this clause (g) shall not exceed A$300,000,000 at any time outstanding; and

(d) Section 6.02(j) of the Credit Agreement is hereby restated in its entirety as follows:

(j) Liens under the Security Documents (as defined in the MAC Group Credit Agreement) securing Indebtedness under the MAC Group Credit Agreement, Banking Services Obligations (as defined in the MAC Group Credit Agreement) and Hedging Obligations (as defined in the MAC Group Credit Agreement) and any extensions, renewals or replacements of such Indebtedness; provided that such Liens shall not apply, be with respect to or relate to any other asset, business or circumstances of the U.S. Borrower or any Subsidiary other than the MAC Group and its Subsidiaries;

Section 3. Representations and Warranties. The Borrowers represent and warrant to the Agents and the Lenders that:

(a) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

(b) each Borrower and each other Loan Party are in compliance with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed, and as of the date hereof, no Event of Default or Default has occurred and is continuing;

(c) there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and the Subsidiaries, taken as a whole, since December 31, 2011; and

(d) (i) the execution, delivery, and performance of this Amendment are within the corporate power and authority of the Borrowers and each other Loan Party and have been duly authorized by appropriate proceedings, and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers and each other Loan Party, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity.

Section 4. Effectiveness. The Credit Agreement shall be amended as provided in this Amendment upon the occurrence of the following conditions precedent:

(a) the Administrative Agent shall have received duly and validly executed originals of this Amendment on behalf of the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders;

(b) the Administrative Agent shall have received a copy of the fully executed MAC Group Credit Agreement and all material ancillary agreements executed in connection therewith, certified by a Responsible Officer of the U.S. Borrower as true, correct and complete as of the date hereof;

(c) prior to, or concurrently with, the making of the initial extensions of credit under the MAC Group Credit Agreement, all Indebtedness outstanding under the Existing MAC Group Credit Agreement shall have been paid in full and the Administrative Agent shall have received evidence reasonably satisfactory to it that all Liens securing such Indebtedness have been released; and

(d) the Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the date of this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

Section 5. Reaffirmation of Guaranty and Liens.

(a) The U.S. Borrower and each of its Subsidiaries that is listed on the signature pages to this Amendment (each, a “Guarantor”) (i) is party to a Guarantee Agreement, guaranteeing payment of the Obligations, (ii) has reviewed the Amendment and related documents, and (iii) waives any defenses to the enforcement of its Guarantee Agreement that it may have, and agrees that according to its terms such Guarantee Agreement will continue in full force and effect to guaranty the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and such other amounts in accordance with the terms of such Guarantee Agreement.

(b) The Borrowers and each Guarantor (i) are parties to certain Security Documents securing and supporting the Obligations, (ii) have reviewed the Amendment and related documents, (iii) waive any defenses that it may have to the enforcement of the Security Documents to which they are party, and (iv) agree that according to their terms the Security Documents to which they are party will continue in full force and effect to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (v) acknowledge, represent, and warrant that the Liens and security interests created by the Security Documents are valid and subsisting and create a first priority perfected security interest subject to Liens expressly permitted by Section 6.02 of the Credit Agreement in the Collateral to secure the Obligations.

(c) The delivery of this Amendment does not indicate or establish a requirement that any Guarantee Agreement or Security Document requires any Borrower’s or any Guarantor’s approval of amendments to the Credit Agreement, but has been furnished as a courtesy at the Administrative Agent’s request.

Section 6. Effect on Credit Documents.

(a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights and remedies under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

(b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Loan Documents.

Section 7. Choice of Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 8. Miscellaneous. This Amendment may be signed in any number of counterparts, each of which shall be an original. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Amendment. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.

BORROWERS:

OIL STATES INTERNATIONAL, INC.

By:	/s/ Bradley J. Dodson
Name:	Bradley J. Dodson
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PTI GROUP INC.
PTI PREMIUM CAMP SERVICES LTD.

By:	/s/ Lias J. Steen
Name:	Lias J. Steen
Title:	Vice President and Assistant Secretary

Signature Page to Amendment No. 1

(Oil States International, Inc.)

GUARANTORS:

ACUTE TECHNOLOGICAL SERVICES, INC.
OIL STATES SKAGIT SMATCO, LLC
OIL STATES INDUSTRIES, INC.

By:	/s/ Bradley J. Dodson
Bradley J. Dodson
Vice President and Assistant Treasurer

CAPSTAR DRILLING, INC.
CAPSTAR HOLDING, L.L.C.
GENERAL MARINE LEASING, LLC
OIL STATES ENERGY SERVICES HOLDING, INC. (f/k/a Oil States Energy Services, Inc.)
SOONER HOLDING COMPANY
SOONER, INC.
SOONER PIPE, L.L.C.
OIL STATES ENERGY SERVICES, L.L.C.

By:	/s/ Bradley J. Dodson
Bradley J. Dodson
Vice President and Treasurer

PTI MARS HOLDCO 1, LLC

By:	/s/ Bradley J. Dodson
Bradley J. Dodson
Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 1

(Oil States International, Inc.)

OSES INTERNATIONAL HOLDING, L.L.C. (f/k/a Capstar Drilling GP, L.L.C.)

By: OIL STATES ENERGY SERVICES HOLDING, INC. (f/k/a Oil States Energy Services, Inc.), its sole member

By:	/s/ Bradley J. Dodson
Bradley J. Dodson
Vice President and Treasurer

OIL STATES MANAGEMENT, INC.

By:	/s/ Bradley J. Dodson
Bradley J. Dodson
Vice President

PTI GROUP USA LLC
CROWN CAMP SERVICES LTD.
PTI CAMP INSTALLATIONS LTD.
PTI INTERNATIONAL INC.
PTI INTERNATIONAL LTD.
PTI NOBLE STRUCTURES INC.
PTI TRAVCO MODULAR STRUCTURES LTD.
892493 ALBERTA INC.

By:	/s/ Lias J. Steen
Lias J. Steen
Vice President and Assistant Secretary

STINGER WELLHEAD PROTECTION (CANADA) INCORPORATED

By:	/s/ Lias J. Steen
Lias J. Steen
Secretary

Signature Page to Amendment No. 1

(Oil States International, Inc.)

PTI HOLDING COMPANY 1 PTY LIMITED ACN 146 700 441

By:	/s/ Bradley J. Dodson
Bradley J. Dodson
Director

PTI HOLDING COMPANY 2 PTY LIMITED ACN 146 700 487

By:	/s/ Bradley J. Dodson
Bradley J. Dodson
Director

Signature Page to Amendment No. 1

(Oil States International, Inc.)

WELLS FARGO BANK, N.A., as a U.S. Lender and Administrative Agent

By:	/s/ Kristen Brockman
Name:	Kristen Brockman
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Canadian Lender

By:	/s/ Richard Valade
Name:	Richard Valade
Title:	President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

ROYAL BANK OF CANADA, as Canadian Administrative Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

Signature Page to Amendment No. 1

(Oil States International, Inc.)

ROYAL BANK OF CANADA, as a U.S. Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

Signature Page to Amendment No. 1

(Oil States International, Inc.)

ROYAL BANK OF CANADA, as a Canadian Lender

By:	/s/ Sonia G. Tibbatts
Name:	Sonia G. Tibbatts
Title:	Authorized Signatory

Signature Page to Amendment No. 1

(Oil States International, Inc.)

JPMORGAN CHASE BANK, N.A., as a U.S. Lender

By:	/s/ Thomas Okamoto
Name:	Thomas Okamoto
Title:	Authorized Officer

Signature Page to Amendment No. 1

(Oil States International, Inc.)

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender

By:	/s/ Thomas Okamoto
Name:	Thomas Okamoto
Title:	Authorized Officer

Signature Page to Amendment No. 1

(Oil States International, Inc.)

THE BANK OF NOVA SCOTIA, as a U.S. Lender and a Canadian Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

SCOTIABANC INC., as a U.S. Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

Signature Page to Amendment No. 1

(Oil States International, Inc.)

TORONTO DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Paul Beltrame
Name:	Paul Beltrame
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

THE TORONTO-DOMINION BANK, as a Canadian Lender

By:	/s/ Mike Corbett
Name:	Mike Corbett
Title:	Senior Manager

By:	/s/ Joe Seidel
Name:	Joe Seidel
Title:	Associate Vice President Commercial National Accounts

Signature Page to Amendment No. 1

(Oil States International, Inc.)

DNB BANK ASA, NEW YORK BRANCH, as a U.S. Lender and a Canadian Lender

By:	/s/ Sanjiv Nayar
Name:	Sanjiv Nayar
Title:	Senior Vice President

By:	/s/ Evan Uhlick
Name:	Evan Uhlick
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

BANK OF AMERICA, N.A., as a U.S. Lender

By:	/s/ Gary L. Mingle
Name:	Gary L. Mingle
Title:	Senior Vice-President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Canadian Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

HSBC BANK USA, N.A., as a U.S. Lender

By:	/s/ Ryan Smith
Name:	Ryan Smith
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

HSBC BANK CANADA, as a Canadian Lender

By:	/s/ Perry Englot
Name:	Perry Englot
Title:	Vice President and Manager

By:	/s/ Malcolm Tinsley
Name:	Malcolm Tinsley
Title:	Assistant Vice President Syndications and Commercial Banking Prairie Region

Signature Page to Amendment No. 1

(Oil States International, Inc.)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a U.S. Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ Alex Verdone
Name:	Alex Verdone
Title:	Associate

Signature Page to Amendment No. 1

(Oil States International, Inc.)

CREDIT SUISSE AG, TORONTO BRANCH, as a Canadian Lender

By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

By:	/s/ Paul White
Name:	Paul White
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

FIFTH THIRD BANK, as a U.S. Lender

By:	/s/ Robert R. Mangers
Name:	Robert R. Mangers
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

Signature Page to Amendment No. 1

(Oil States International, Inc.)

SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as a Canadian Lender

By:	/s/ Alfred Lee
Name:	Alfred Lee
Title:	Senior Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

NATIXIS, NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Managing Director

Signature Page to Amendment No. 1

(Oil States International, Inc.)

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ John Prigge
Name:	John Prigge
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender

By:	/s/ Paul Rodgers
Name:	Paul Rodgers
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

CAPITAL ONE, NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

BARCLAYS BANK PLC, as a U.S. Lender and a Canadian Lender

By:	/s/ Louise Brechin
Name:	Louise Brechin
Title:	Relationship Director

Signature Page to Amendment No. 1

(Oil States International, Inc.)

COMERICA BANK, as a U.S. Lender

By:	/s/ Gary Culbertson
Name:	Gary Culbertson
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

COMERICA BANK, a Texas banking association and foreign authorized bank under the Bank Act (Canada), as a Canadian Lender

By:	/s/ Gary Culbertson
Name:	Gary Culbertson
Title:	Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

AMEGY BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Senior Vice President

Signature Page to Amendment No. 1

(Oil States International, Inc.)

NATIONAL AUSTRALIA BANK LIMITED, as a U.S. Lender

By:	/s/ Marcia Bockol
Name:	Marcia Bockol
Title:	Director, Client Coverage Americas

Signature Page to Amendment No. 1

(Oil States International, Inc.)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a U.S. Lender

By:	/s/ Andrew Oram
Name:	Andrew Oram
Title:	Managing Director

Signature Page to Amendment No. 1

(Oil States International, Inc.)

BANK OF TOKYO-MITSUBISHI UFJ (CANADA), as a Canadian Lender

By:	/s/ Davis J. Stewart
Name:	Davis J. Stewart
Title:	Executive Vice President and General Manager

Signature Page to Amendment No. 1

(Oil States International, Inc.)

LIBERTY ISLAND FUNDING 2011-1, as a U.S. Lender

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Kenyatta Gibbs
Name:	Kenyatta Gibbs
Title:	Director

Signature Page to Amendment No. 1

(Oil States International, Inc.)